UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 17, 2003

Date of Report (Date of earliest event reported)

EAST WEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24939	95-4703316
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Huntington Drive, San Marino, California 91108
(Address of principal executive offices) (Zip Code)

(626) 799-5700
(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

ITEM 9.	REGULATION FD DISCLOSURE

SIGNATURE

EXHIBIT 99.1

East West Bancorp, Inc.

Current Report on Form 8-K

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATIN AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

	Exhibit 99.1	Press Release, dated July 17, 2003, issued by East West Bancorp, Inc.

ITEM 9.	REGULATION FD DISCLOSURE (the following discussion is furnished under “Item 12. Results of Operations and Financial Condition”)

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition, is furnished under Item 9. Regulation FD Disclosure.”

On July 17, 2003, East West Bancorp, Inc. announced via press release its results of operations for the quarter ended June 30, 2003.  A copy of the related press release is attached hereto as Exhibit 99.1.  This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 17, 2003

EAST WEST BANCORP, INC.

By:	/s/ Julia Gouw
JULIA GOUW
Executive Vice President and
Chief Financial Officer